                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2000 related to the financial statements of HeavenlyDoor.com, Inc., which appear in HeavenlyDoor.com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                               /s/ PRICEWATERHOUSECOOPERS LLP


New York, New York
September 1, 2000